Exhibit 10.5

The undersigned hereby certifies that this document is a true and correct copy of the original document which was delivered to the title company/agent for recording on the 29 day of June, 2012.

/s/ Vanessa G. Morris, Esq.
Vanessa G. Morris, Esq.

Freddie Mac Loan Number: 940979209
Property Name: Estancia Apartments

When Recorded Return to:
Vanessa G. Morris, Esq.
Morris, Manning & Martin, L.L.P.
1600 Atlanta Financial Center
3343 Peachtree Road
Atlanta, Georgia 30326

ASSUMPTION AGREEMENT
(CME AND PORTFOLIO)

(Revised 1-11-2012)

THIS ASSUMPTION AGREEMENT (“Agreement”) is entered into effective as of the 29 day of June, 2012, by and among ESTANCIA TULSA, LLC, a Delaware limited liability company (“Original Borrower”), SIR ESTANCIA, LLC, a Delaware limited liability company (“New Borrower”), and the FEDERAL HOME LOAN MORTGAGE CORPORATION (“Freddie Mac”), and is acknowledged and consented to by FLOURNOY DEVELOPMENT COMPANY, LLC, a Georgia limited liability company (“Original Guarantor”) and STEADFAST INCOME REIT, INC., a Maryland corporation (“New Guarantor”).

RECITALS

A.
Original Borrower obtained a mortgage loan (“Loan”) from CBRE MELODY & COMPANY, a Texas corporation (“Original Lender”), which Loan is secured by certain Land and Improvements (“Mortgaged Property”), located in Tulsa City/County, Oklahoma. The Land is more particularly described in Exhibit A, attached to this Agreement.

B.
Original Borrower executed a promissory note evidencing the Loan, dated September 6, 2007, in the original principal amount of $20,500,000.00, payable to Original Lender (“Note”). Original Guarantor guaranteed payment of certain amounts and performance of certain obligations of Borrower under the Loan Documents by executing a Guaranty

Assumption Agreement (CME and Portfolio)

dated September 6, 2007 (“Original Guaranty”).

C.
To secure repayment of the Loan, Original Borrower executed and delivered to Original Lender a Multifamily Mortgage, Assignment of Rents and Security Agreement (“Security Instrument”) of even date with the Note, which is recorded in the land records of Tulsa County, Oklahoma (“Land Records”) as Instrument No. 2007100741.

D.
The Note, Security Instrument, and any other document executed by Original Borrower in connection with the Loan that will be assumed by New Borrower, all as listed on Exhibit B to this Agreement, are referred to collectively in this Agreement as the “Assumed Loan Documents.”

E.
Original Lender endorsed the Note to the order of Freddie Mac and by instrument dated September 6, 2007 filed for record on September 6, 2007 in the Land Records as Instrument No. 2007100742 sold, assigned, and transferred all right, title, and interest of Original Lender in and to the Security Instrument and the other Loan Documents to Freddie Mac. Freddie Mac is now the owner and holder of the Note and the Loan is serviced by GEMSA Loan Services, L.P. (“Servicer”).

F.	Original Borrower has transferred or has agreed to transfer all of its right, title, and interest in and to the Mortgaged Property to New Borrower (“Transfer”).

G.
New Borrower has agreed to assume all of Original Borrower’s rights, obligations, and liabilities created or arising under the Assumed Loan Documents, with certain modifications, if any, as set forth in Exhibit C to this Agreement (“Assumption”).

H.	Subject to the full satisfaction of all conditions set forth below, Freddie Mac has agreed to consent to the Transfer and the Assumption.

I.	Capitalized terms not defined in this Agreement will have the meanings given to them in the Security Instrument and other Loan Documents.

J.
Original Borrower desires to be released by Freddie Mac from any and all obligations and liabilities under the terms and provisions of the Loan Documents, and Freddie Mac has agreed to release Original Borrower from further liability (except as provided in Section 10 of this Agreement).

AGREEMENT

NOW, THEREFORE, in consideration of these premises, the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

1.
Assumption of Obligations. New Borrower covenants, promises, and agrees that New Borrower, jointly and severally if more than one, will unconditionally assume and be bound by all terms, provisions, and covenants of the Assumed Loan Documents as if New Borrower had been the original maker of the Assumed Loan Documents. New Borrower

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will pay all sums to be paid and perform each and every obligation to be performed by Original Borrower under and in accordance with the terms and conditions of the Assumed Loan Documents.

2.	Affirmations by New Borrower.

(a)    New Borrower agrees that the Assumed Loan Documents are and will be and remain in full force and effect, enforceable against New Borrower in accordance with their terms, as modified by Exhibit C to this Agreement.

(b)    The Mortgaged Property will remain subject to the lien, charge and encumbrance of the Security Instrument. Nothing contained in this Agreement or done pursuant to this Agreement will affect or be construed to affect the lien, charge, and encumbrance of the Security Instrument or the priority of the Security Instrument over other liens, charges, and encumbrances.

(c)    Nothing contained in this Agreement or done pursuant to this Agreement will release or be construed to release or affect the liability of any party or parties who may now or after the date of this Agreement be liable under or on account of the Note and the Security Instrument, except as expressly provided in this Agreement.

(d)    New Borrower will be liable for the payment of all sums and the performance of every obligation required under the Assumed Loan Documents to the extent set forth in the Assumed Loan Documents, as modified by this Agreement.

3.	Subordination of Rights of Original Borrower and New Borrower.

(a)    Any indebtedness of Original Borrower to New Borrower, or of New Borrower to Original Borrower, now or existing after the date of this Agreement, together with any interest on such debt, is subordinated to any indebtedness of Original Borrower or New Borrower to Freddie Mac under the Loan Documents or the Assumed Loan Documents, as applicable.

(b)    Any collection or receipts with respect to any such indebtedness of Original Borrower to New Borrower, or of New Borrower to Original Borrower, will be collected, enforced and received by New Borrower or Original Borrower (as applicable) in trust for the benefit of Freddie Mac, and will be paid over to Freddie Mac on account of the indebtedness of Original Borrower and New Borrower to Freddie Mac, but without impairing or affecting in any manner the liability of Original Borrower or New Borrower under the other provisions of the Loan Documents or the Assumed Loan Documents, as applicable, and this Agreement.

(c)    Notwithstanding the provisions of Section 3(b), until the occurrence of an Event of Default under the Security Instrument, Original Borrower or New Borrower (as applicable) will be entitled to retain for its own account all payments made on

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account of the principal of and interest on any such indebtedness; provided no such payment is made more than 10 days in advance of the due date.

4.	Modification of Note and Security Instrument. New Borrower and Freddie Mac agree that the provisions of the Assumed Loan Documents are modified as set forth in Exhibit C to this Agreement.

5.
New Guaranty. On the date of execution of this Agreement, New Borrower will cause New Guarantor to execute and deliver to Freddie Mac the current Freddie Mac form of Guaranty – Multistate – Assumptions and Transfers (CME and Portfolio) (“Guaranty”) under which New Guarantor guarantees the full and punctual payment and performance, when due, of certain obligations of Borrower in connection with the Loan, as more fully set forth in the Guaranty.

6.	Representations and Warranties of Original Borrower. Original Borrower makes each of the following representations and warranties to Freddie Mac and to New Borrower:

(a)    As of the date of this Agreement, the amount of the unpaid indebtedness under the Note is $20,500,000.00.

(b)    Interest at the rate set forth in the Note has been paid to Freddie Mac in full through and including June 30, 2012.

(c)    All of the representations and warranties made by Original Borrower in the Loan Documents are true as of the date on which Original Borrower executes this Agreement.

(d)    No Event of Default (or event which, with the giving of notice or the passage of time or both, would be an Event of Default) has occurred or is continuing under the Loan Documents.

(e)    Original Borrower has no claims, offsets, defenses, or counterclaims of any kind to its performance under, or Freddie Mac’s enforcement of, the Note and the other Loan Documents; and to the extent any such counterclaims, setoffs, defenses or other causes of action may exist, whether known or unknown, Original Borrower waives all such items.

(f)    Original Borrower acknowledges that all of Freddie Mac’s actions in connection with the Loan have been in compliance with the terms of the applicable Loan Documents, and Original Borrower acknowledges and agrees that Freddie Mac has not breached or failed to perform any duty or obligation that Freddie Mac may owe Original Borrower.

(g)    There are no suits or actions threatened or pending against Original Borrower

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which affect the enforcement or validity of the Note, the Security Instrument, and/or the Loan Documents.

7.
Additional Transfers. Notwithstanding Freddie Mac’s consent to the Transfer, New Borrower understands and agrees that such consent will in no way limit or operate as a waiver of Freddie Mac’s continuing rights with respect to future transfers under the provisions of the Security Instrument.

8.
Continuing Obligations. New Borrower will execute, acknowledge, and deliver such other documents as Freddie Mac or Servicer may require to document the Assumption and to more fully implement the provisions of this Agreement. The failure of New Borrower to comply with the additional obligations contained in this Section will constitute an Event of Default under the Security Instrument, and Freddie Mac will be entitled to exercise all remedies available to it under the terms of the Assumed Loan Documents.

9.	Additional Agreements.

(a)
To induce Freddie Mac to consent to the Assumption, in addition to the covenants and agreements set forth in the Assumed Loan Documents, New Borrower will enter into the additional agreements set forth on Exhibit D to this Agreement (“Additional Agreements”), if applicable.

(b)
The failure of New Borrower to comply with the provisions of the Additional Agreements, if applicable, will constitute an Event of Default under the Security Instrument, and Freddie Mac will be entitled to exercise all remedies available to it under the terms of the Additional Agreements and the Assumed Loan Documents.

10.    Release of Original Borrower; Rights of Freddie Mac.

(a)
In reliance upon Original Borrower’s representations and warranties, Freddie Mac releases Original Borrower from any and all obligations under the terms and provisions of the Loan Documents; provided, however, that Original Borrower is not released from any liability pursuant to Section 18 [Environmental Hazards] of the Security Instrument arising out of conditions existing on or before the date of this Agreement.

(b)
If any material element of Original Borrower’s representations and warranties is materially false or misleading, this release will be canceled and Original Borrower will remain obligated under the Loan Documents as though there had been no release.

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(c)
If at any time all or any part of any payment by Original Borrower which has been applied by Freddie Mac to payment of the Loan on or prior to the date of this Agreement is or must be rescinded, repaid or returned by Freddie Mac for any reason whatsoever (including the application of any bankruptcy, insolvency or other law), for purposes of this Agreement, to the extent that such payment is or must be rescinded, repaid or returned, such payment will be deemed to have continued to be due and payable, notwithstanding such application by Freddie Mac and this Agreement will continue to be effective as to such payment as though such application by Freddie Mac had not been made. Original Borrower and New Borrower will each remain liable to Freddie Mac for the amount so rescinded, repaid, or returned to the same extent as if such amount had never originally been received by Freddie Mac, notwithstanding any cancellation of the Note, release or satisfaction of the Security Instrument, or the cancellation of any other Loan Document.

11.	Ratification of Original Guaranty. By signing the Acknowledgment and Consent to this Agreement where indicated below, Original Guarantor takes each of the following actions:

(a)
Original Guarantor ratifies the Original Guaranty under which it guaranteed payments of certain amounts and performance of certain obligations under the Loan Documents only to the extent that it guaranties payments of Borrower’s liability under Section 18 [Environmental Hazards] of the Security Instrument arising out of conditions existing on or before the date of this Agreement (“Preexisting Conditions”).

(b)
Original Guarantor agrees that Section 18 [Environmental Hazards] of the Security Instrument as assumed by New Borrower and modified by this Agreement will continue to be guaranteed by Original Guarantor as and to the full extent provided in the Original Guaranty for such Preexisting Conditions.

Freddie Mac hereby releases Original Guarantor from any and all liability under the Original Guaranty except to the extent that the Original Guaranty guarantees payment of Original Borrower’s liability under Section 18 of the Security Instrument arising out of Preexisting Conditions.

12.
Expenses. New Borrower will pay all expenses incurred by Freddie Mac in connection with the Assumption, including the payment of any title endorsement costs, legal costs (including in-house legal costs), attorneys’ fees, and assumption fees required by Freddie Mac and/or pursuant to the Loan Documents.

13.	Miscellaneous.

(a)	This Agreement will be binding upon and will inure to the benefit of the parties to the Agreement and their respective heirs, successors, and permitted assigns.

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(b)
Except as expressly modified by this Agreement, the Note, the Security Instrument, and all other Loan Documents will be unchanged and remain in full force and effect, and are hereby expressly approved, ratified, and confirmed. No provision of this Agreement that is held to be inoperative, unenforceable or invalid will affect the remaining provisions, and to this end all provisions of this Agreement are declared to be severable.

(c)	Time is of the essence of this Agreement.

(d)	This Agreement may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

(e)	This Agreement will be construed in accordance with the laws of the jurisdiction in which the Mortgaged Property is located.

(f)	This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same document.

(g)
All notices given pursuant to the Agreement must be in writing and will be effectively given if personally delivered or, if mailed, postage prepaid, certified or registered mail, return receipt requested, to the addresses of the parties set forth below or to such other address as any party subsequently may designate in writing.

(h)
The failure of New Borrower to comply with the additional obligations contained in this Agreement will constitute an Event of Default under the Security Instrument, and Freddie Mac will be entitled to exercise all remedies available to it under the terms of the Assumed Loan Documents.

14.
Executed Originals. Executed originals of this Agreement will be (a) attached permanently to the Note as an amendment to the Note, and (b) recorded in the Land Records as a modification to the Security Instrument.

15.	State Specific Requirements. N/A

16.	Attached Exhibits. The following Exhibits, if marked with an “X”, are attached to this Agreement:

[X] Exhibit A	Legal Description of the Land (required)

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[X] Exhibit B	List of Assumed Loan Documents (required)

[X] Exhibit C	Modifications to Assumed Loan Documents (required)

[X] Exhibit D	Additional Agreements

[X] Exhibit E	Modifications to Agreement

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written above.

ORIGINAL BORROWER:
ESTANCIA TULSA, LLC, a Delaware limited liability company
By: Flournoy Development Company, LLC,
a Georgia limited liability company,
its Manager

By:	/s/ Thomas H. Flournoy	(Seal)
Name:	Thomas H. Flournoy
Title:	President

Address for Notice to Original Borrower:
c/o Flournoy Development Company, LLC
900 Brookstone Centre Parkway
Columbus, Georgia 31904
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ACKNOWLEDGMENT

STATE OF Georgia
COUNTY OF Muscogee

I, the undersigned Notary Public in and for said County, in said State, hereby certify that Thomas H. Flournoy, whose name as President of Flournoy Development Company, LLC, a Georgia limited liability company, which is Manager of ESTANCIA TULSA, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, acting in his capacity as the President as aforesaid, executed the same voluntarily for and as the act of said limited liability company.

Given under my hand and official seal, this 26th day of June, 2012.

/s/ Caroline M. Smith
NOTARY PUBLIC
My Commission Expiry: 2/27/14

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NEW BORROWER:
SIR ESTANCIA, LLC, a Delaware limited liability company
By: Steadfast Income Advisor, LLC
a Delaware limited liability company,
its Manager

By:	/s/ Kevin J. Keating	(Seal)
Name:	Kevin J. Keating
Title:	Chief Accounting Officer
Address for Notice to New Borrower:
18100 Von Karman Ave.
Suite 500
Irvine, CA 92612

{Acknowledgement on next page}

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CALIFORNIA ALL PURPOSE ACKNOWLEDGMENT

State of CALIFORNIA    )
County of ORANGE        ) ss

On June 26, 2012, before me, Mary L. Kelly, Notary Public, personally appeared Kevin J. Keating, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Mary L. Kelly

State of CALIFORNIA    )
County of Orange        ) ss

Subscribed and sworn to (or affirmed) before me on this 26th day of June, 2012, by Kevin J. Keating, proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

Signature /s/ Mary L. Kelly

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CONSENTED TO BY FREDDIE MAC:
FEDERAL HOME LOAN MORTGAGE CORPROATION

By:	/s/ David J. Goozman
Name:	David J. Goozman
Title:	Manager
Multifamily Asset Management
[Corporate Seal]

Date: June 29, 2012
Address for Notice to Freddie Mac:
8100 Jones Branch Drive
M.S. B-4F
McLean, Virginia 22102

ACKNOWLEDGMENT

STATE OF Virginia
COUNTY OF Fairfax

I, the undersigned Notary Public in and for said County, in said State, hereby certify that David J. Goozman, whose name as Manager, MF AM of the FEDERAL HOME LOAN MORTGAGE CORPORATION, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he/she, acting in his/her capacity as the Manager, MF AM as aforesaid, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this 29th day of June, 2012.

/s/ Patricia B. Johnson
NOTARY PUBLIC
My Commission Expiry:_____________________

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ACKNOWLEDGED AND CONSENTED TO ORIGINAL GUARANTOR:
FLOURNOY DEVELOPMENT COMPANY, LLC, a Georgia limited liability company

By:	/s/ Thomas H. Flournoy	(Seal)
Name:	Thomas H. Flournoy
Title:	President

Date: June 29, 2012
Address for Notice to Original Guarantor:
Flournoy Development Company, LLC
900 Brookstone Centre Parkway
Columbus, Georgia 31904

ACKNOWLEDGMENT

STATE OF Georgia
COUNTY OF Muscogee

I, the undersigned Notary Public in and for said County, in said State, hereby certify that Thomas H. Flournoy, whose name as President of FLOURNOY DEVELOPMENT COMPANY, LLC, a Georgia limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, acting in his capacity as the President as aforesaid, executed the same voluntarily for and as the act of said limited liability company.

Given under my hand and official seal, this 26th day of June, 2012.

/s/ Caroline M. Smith
NOTARY PUBLIC
My Commission Expiry 2/27/14

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NEW GUARANTOR:
STEADFAST INCOME REIT, INC., a Maryland corporation

By:	/s/ Rodney F. Emery
Name:	Rodney F. Emery
Title:	President
[Corporate Seal]
Date: June 29, 2012
Address for Notice to New Guarantor:
18100 Von Karman Ave.
Suite 500
Irvine, CA 92612

{Acknowledgement on next page}

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CALIFORNIA ALL PURPOSE ACKNOWLEDGMENT

State of CALIFORNIA    )
County of Orange        ) ss

On June 26, 2012, before me, Mary L. Kelly, Notary Public, personally appeared Rodney F. Emery, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Mary L. Kelly

State of CALIFORNIA    )
County of Orange        ) ss

Subscribed and sworn to (or affirmed) before me on this 26th day of June, 2012, by Rodney F. Emery, proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

Signature	/s/ Mary L. Kelly

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Exhibit A
Legal Description

Lot I in Block I of Estancia, a subdivision in the City of Tulsa, Tulsa County, Oklahoma, according to recorded Plat No. 5938.

EXHIBIT B

LIST OF ASSUMED LOAN DOCUMENTS

1.	Multifamily Note dated September 6, 2007 from Original Borrower in favor of Original Lender in the principal amount of $20,500,000.00, payable to Original Lender, as assigned to Freddie Mac.

2.
Multifamily Mortgage Assignment of Rents and Security Agreement encumbering the Property dated September 6, 2007, by and between Original Borrower in favor of Original Lender, and recorded in the real estate records of Tulsa County, Oklahoma as Instrument #2007100741, as assigned to Freddie Mac pursuant to that certain Assignment of Security Instrument dated September 6, 2007, and recorded as Instrument #2007100742.

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EXHIBIT C

MODIFICATIONS TO ASSUMED LOAN DOCUMENTS

Modifications to all Assumed Loan Documents

1.
As used in the Assumed Loan Documents, all references to Borrower will be deemed to refer to New Borrower; provided, however, that New Borrower shall not be liable under any of the Assumed Loan Documents for any Event of Default under the Loan Documents which is personal to Original Borrower and not susceptible to cure, such as fraud, misrepresentation or breach of the single asset requirements.

2.
From and after the date hereof, all references to the defined term “Loan Documents” in any of the Assumed Loan Documents (and any documents executed concurrently with this Agreement) shall be deemed to mean, collectively, (i) this Assumption Agreement, (ii) the Note, the Security Instrument, the County UCC and the State UCC, in each case as modified hereby, (iii) the Replacement Reserve Agreement, (iv) the O&M Agreements and MMP Implementation Certificate, (v) the new Guaranty, (vi) the new Borrower's Certificate and Agreement, and (vii) any UCC-1 financing statements filed or recorded in connection herewith.

3.	From and after the date hereof, all references to the defined terms “Note” and “Security Instrument”, in any of the Loan Documents shall be deemed to mean such document as modified hereby.

Modifications to Note

1.    Section 9(c)(iv) of the Note is hereby deleted and replaced with the following:

(iv)
Borrower fails to pay when due the amount of any item below marked “Deferred” in accordance with the terms of the Security Instrument; provided, however, that if no item is marked “Deferred”, this Section 9(c)(iv) shall be of no force or effect.

[Collect]	Hazard Insurance premiums or other insurance premiums,
[Collect]    Taxes,

[Deferred]	water and sewer charges (that could become a lien on the Mortgaged Property),
[N/A]        ground rents,

[Deferred]	assessments or other charges (that could become a lien on the Mortgaged Property)

Assumption Agreement (CME and Portfolio)        Exhibit C – Page 1

Modifications to Security Instrument

1.    Modifications #1, 3 and 4 of Exhibit B are hereby deleted.

2.    Section 1(y)(xv) is hereby amended by inserting the following at the end thereof:

"; provided however, that the name “SIR” and “Steadfast” and/or associated trademark rights are not assigned to Lender (notwithstanding anything contained in this Instrument, Borrower agrees that Lender will have an irrevocable license, coupled with an interest and for which consideration has been paid and received, to use and disseminate existing brochures, pamphlets, and other marketing materials relating to any of the Mortgaged Property, notwithstanding they may include the name “SIR” and/or “Steadfast”, for a period not to exceed 120 days after the date Lender acquires the Mortgaged Property by foreclosure or deed-in-lieu of foreclosure.)"

3.    Section 7(a) of the Security Instrument is hereby deleted and replaced with the following:

(a)
Unless this requirement is waived in writing by Lender, which waiver may be contained in this Section 7(a), Borrower shall deposit with Lender on the day monthly installments of principal or interest, or both, are due under the Note (or on another day designated in writing by Lender), until the Indebtedness is paid in full, an additional amount sufficient to accumulate with Lender the entire sum required to pay, when due, the items marked “Collect” below. Lender will not require Borrower to make Imposition Deposits with respect to the items marked “Deferred” below.

[Collect]	Hazard Insurance premiums or other insurance premiums required by Lender under Section 19,
[Collect]    Taxes,

[Deferred]	water and sewer charges (that could become a lien on the Mortgaged Property),
[N/A]    ground rents,

[Deferred]	assessments or other charges (that could become a lien on the Mortgaged Property)

The amounts deposited under the preceding sentence are collectively referred to in this Instrument as the “Imposition Deposits.” The obligations of Borrower for which the Imposition Deposits are required are collectively referred to in this Instrument as “Impositions.” The amount of the Imposition Deposits shall be sufficient to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added. Lender shall maintain records indicating how much of the monthly Imposition Deposits and how

Assumption Agreement (CME and Portfolio)        Exhibit C – Page 2

much of the aggregate Imposition Deposits held by Lender are held for the purpose of paying Taxes, insurance premiums and each other Imposition.

4.	Section 13(b) of the Security Instrument is hereby deleted and replaced with the following:

(b)    If Lender determines that Mold has developed as a result of a water intrusion event or leak, Lender, at Lender’s discretion, may require that a professional inspector inspect the Mortgaged Property as frequently as Lender determines is necessary until any issue with Mold and its cause(s) are resolved to Lender’s satisfaction. Such inspection shall be limited to a visual and olfactory inspection of the area that has experienced the Mold, water intrusion event or leak. Borrower shall be responsible for the cost of such professional inspection and any remediation deemed to be necessary as a result of the professional inspection. After any issue with Mold, water intrusion or leaks is remedied to Lender’s satisfaction, Lender shall not be entitled to require a professional inspection any more frequently than once every three years unless Lender is otherwise aware of Mold as a result of a subsequent water intrusion event or leak.

5.	Sections 19(a), (b) and (c) of the Security Instrument are deleted and replaced with the following:

(a)
Borrower shall keep the Improvements insured at all times against such hazards as Lender may from time to time require, which insurance shall include but not be limited to coverage against loss by fire, windstorm and allied perils, general boiler and machinery coverage, and business interruption including loss of rental value insurance for the Mortgaged Property with extra expense insurance. If Lender so requires, such insurance shall also include sinkhole insurance, mine subsidence insurance, earthquake insurance, and, if the Mortgaged Property does not conform to applicable zoning or land use laws, building ordinance or law coverage. In the event any updated reports or other documentation are reasonably required by Lender in order to determine whether such additional insurance is necessary or prudent, Borrower shall pay for all such documentation at its sole cost and expense. Borrower acknowledges and agrees that Lender’s insurance requirements may change from time to time throughout the term of the Indebtedness. If any of the Improvements are located in an area identified by the Federal Emergency Management Agency (or any successor to that agency) as an area having special flood hazards, Borrower shall insure such Improvements against loss by flood. All insurance required pursuant to this Section 19(a) shall be referred to as “Hazard Insurance.” All policies of Hazard Insurance must include a non-contributing, non-reporting mortgagee clause in favor of, and in a form approved by, Lender.

Assumption Agreement (CME and Portfolio)        Exhibit C – Page 3

(b)
All premiums on insurance policies required under this Section 19 shall be paid in the manner provided in Section 7, unless Lender has designated in writing another method of payment. All such policies shall also be in a form approved by Lender. Borrower shall deliver to Lender a legible copy of each insurance policy (or duplicate original) and Borrower shall promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums. At least 5 days prior to the expiration date of any insurance policy, Borrower shall deliver to Lender evidence acceptable to Lender that the policy has been renewed. If Borrower has not delivered a legible copy of each renewal policy (or a duplicate original) prior to the expiration date of any insurance policy, Borrower shall deliver a legible copy of each renewal policy (or a duplicate original) in a form satisfactory to Lender within 120 days after the expiration date of the original policy.

(c)
Borrower shall maintain at all times commercial general liability insurance, workers’ compensation insurance and such other liability, errors and omissions and fidelity insurance coverages as Lender may from time to time require. All policies for general liability insurance must contain a standard additional insured provision, in favor of, and in a form approved by, Lender.

6.	Section 19(g)(i) is hereby modified by deleting $10,000 and replacing it with “0.5% of the original principal balance of the Note, rounded to the nearest $1,000”.

7.
Section 19(g)(ii) is hereby modified by deleting $10,000 and replacing it with “0.5% of the original principal balance of the Note, rounded to the nearest $1,000” and deleting $50,000 and replacing it with “2% of the original principal balance of the Note, rounded to the nearest $1,000”.

8.    Section 19(i) is deleted and replaced with the following:

If the Mortgaged Property is sold at a foreclosure sale or Lender acquires title to the Mortgaged Property, Lender will automatically succeed to all rights of Borrower in and to any Insurance policies (other than Blanket Insurance Policies) and unearned Insurance premiums (other than Blanket Insurance Policies) and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

9.    Section 19(i) is modified to add a new subsection (l) as follows:

(l)    Notwithstanding anything to the contrary herein, for windstorm coverage the deductible will not exceed 5% of the replacement cost if the Mortgaged Property is located (1) in Florida, (2) in Oklahoma, or (3) within 50 miles of the coast of any east coast or gulf coast state.

Assumption Agreement (CME and Portfolio)        Exhibit C – Page 4

10.	Section 21(e)(v) is hereby amended by adding the following at the end thereof: “, except as expressly permitted pursuant to Section 21(c)(viii) of this Instrument”.

11.    Section 21 is hereby further amended to insert the following as a new Section 21(c)(viii):

(viii)    Notwithstanding any terms to the contrary in this Section 21, if Borrower, Guarantor or any direct or indirect owner of Borrower or Guarantor is a publicly-held corporation, fund or real estate investment trust, then the public issuance of common stock, convertible debt, equity or other similar (“Public Fund/REIT Securities”) and the subsequent Transfer of such Public Fund/REIT Securities shall not constitute an Event of Default or require the payment of any transfer fee otherwise due under this Section 21; provided, however, that no Public Fund/REIT Securities holder may acquire an ownership percentage of 10% or more unless otherwise approved by Lender.

12.    Section 31 is modified to add a new subsection (d) as follows:

(d)    Lender shall endeavor to give to the individuals or entities listed below (“Courtesy Notice Parties”) courtesy copies of any notice or demand given to Borrower or any Guarantor by Lender, at the addresses set forth below; provided, however, failure to provide such courtesy copies of such notices/demands shall not affect the validity or sufficiency of any notice to Borrower or any Guarantor, shall not affect Lender’s rights and remedies hereunder or under any other Loan Documents, and shall not subject Lender to any claims by or liability to Borrower, any of the Courtesy Notice Parties, or any other individual or entity.

Katten Muchin Rosenman LLP
2900 K Street, NW, Suite 200
Washington, DC 20007
Attention: Virginia Davis

Assumption Agreement (CME and Portfolio)        Exhibit C – Page 5

EXHIBIT D

ADDITIONAL AGREEMENTS

Replacement Reserve Agreement – Assumptions and Transfers (CME and Portfolio)

Certificate Regarding O&M Program - Mold

Assumption Agreement (CME and Portfolio)    Exhibit D – Page #PageNum#

EXHIBIT E

MODIFICATIONS TO AGREEMENT

1.    Section 1 is hereby deleted and replaced with the following:

1.    Assumption of Obligations. New Borrower covenants, promises, and agrees that New Borrower, jointly and severally if more than one, will unconditionally assume and be bound by all terms, provisions, and covenants of the Assumed Loan Documents as if New Borrower had been the original maker of the Assumed Loan Documents; provided, however, that New Borrower shall not be liable for any Event of Default under the Loan Documents which is personal to Original Borrower and is not susceptible to cure, such as fraud, misrepresentation or breach of the single asset requirements. New Borrower will pay all sums to be paid and perform each and every obligation to be performed by Original Borrower under and in accordance with the terms and conditions of the Assumed Loan Documents.

2.    Section 8 is hereby deleted and replaced with the following:

8.    Continuing Obligations. New Borrower will execute, acknowledge, and deliver such other documents as Freddie Mac or Servicer may require to document the Assumption and to more fully implement the provisions of this Agreement. The failure of New Borrower to comply with the additional obligations contained in this Section timely after written request from Freddie Mac will constitute an Event of Default under the Security Instrument, and Freddie Mac will be entitled to exercise all remedies available to it under the terms of the Assumed Loan Documents.

3.    Section 9(b) is hereby deleted and replaced with the following:

(b)    The failure of New Borrower to comply with the provisions of the Additional Agreements, if applicable, after any notice or cure period provided therein, will constitute an Event of Default under the Security Instrument, and Freddie Mac will be entitled to exercise all remedies available to it under the terms of the Additional Agreements and the Assumed Loan Documents.

Assumption Agreement (CME and Portfolio)    Exhibit E – Page #PageNum#